SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ X ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE
INVESTMENT TRUST FOR RETIREMENT PLANS
(Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[   ]  Fee computed on table below for Exchange Act Rules 14a-6(i) and 0-11.
       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid:

[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)  Amount Previously Paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing Party:

       (4)  Date Filed:

                       Notice of Special Meeting
                       of the Unitholders of the
               Alameda-Contra Costa Medical Association
           Collective Investment Trust for Retirement Plans


          NOTICE IS HEREBY GIVEN that a special meeting of the unitholders (the "Unitholders") of the Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust") will be held on October 30, 1997 at 12:00 p.m., at the offices of the Alameda-Contra Costa Medical Association at 6230 Claremont Avenue, Oakland, California 94618.

          The following matters will be presented to the Unitholders for action:

          1.   Election of members of the Supervisory
               Committee.  (All Unitholders)

          2. Ratification or rejection of the selection of Coopers & Lybrand as the Trust's independent auditors for 1997. (All Unitholders)

          3. Approval or disapproval of a new investment management agreement between the Trust and Scudder Kemper Investments, Inc. (Unitholders of the Long-Intermediate Fixed Income Portfolio, the Short-Intermediate Fixed Income Portfolio and the Short-Term Income Fund only, voting separately)

          4. Approval or disapproval of a new investment management agreement between the Trust and Lazard Freres & Co. LLC. (Unitholders of the International Value Equity Portfolio only)

          5.   Any other matters which may be properly
               brought before the meeting or any adjournment thereof.

          The Supervisory Committee has fixed September 17,
   1997 as the record date for determination of the Unitholders entitled to vote at the meeting or any adjournment thereof.

          If you do not expect to be present at the meeting to vote your Units, you are urged to complete the attached proxy form and mail it in the enclosed postage-prepaid envelope.


   Dated:  September __, 1997

                             (Signature)
                             William N. Guertin, Secretary

    ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION
           COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

                            PROXY STATEMENT

                          September __, 1997


          This proxy statement is furnished in connection with the solicitation of proxies to be used at the special meeting of the unitholders (the "Unitholders") of the Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust") to be held on October [30], 1997, and any adjournment thereof, for action upon the matters set forth in the foregoing Notice of Special Meeting. Under rules established by the Securities and Exchange Commission, certain information is required to be included in any proxy statement submitted on behalf of the management of a registered investment company such as the Trust. The following information is provided pursuant to such rules. This proxy statement and the enclosed form of proxy were first mailed to Unitholders on or about
   September __, 1997.

                            VOTING OF PROXY

          All units ("Units") represented by each properly signed proxy received prior to the meeting will be voted at the meeting. If a Unitholder specifies how the proxy is to be voted on any of the business to come before the meeting, it will be voted in accordance with such specification. If no specification is made, the proxy will be voted FOR each of the nominees named in Proposal 1 and FOR Proposals 2, 3 and
   4. The proxy may be revoked by a Unitholder, at any time prior to its use, by written notice to the Trust, by submission of a subsequent proxy or by voting in person at the meeting.

          In the event that sufficient votes in favor of any Proposal are not received by the time scheduled for the meeting, the proxyholders may propose one or more adjournments of the meeting to permit further solicitation. The time and place of any adjourned meeting will be announced at the meeting at which the adjournment is taken. If a vote is taken on adjournment of the meeting, or on any other procedural matters, proxies will be voted at the discretion of the proxyholders so as to facilitate the approval of each Proposal. Accordingly, absent contrary instructions on the proxy card, proxies voting against or abstaining on any Proposal may be voted on procedural matters, such as adjournment, to facilitate an opposite result.

          The representation in person or by proxy of at least one-third of the Units entitled to vote is necessary to constitute a quorum for transacting business at the meeting. For purposes of determining the presence of a quorum, withheld votes and abstentions will be counted as present. Withheld votes will not be counted in favor of or against, but will have no other effect on, the vote for Proposal 1. Abstentions will have the effect of a vote against Proposals 2, 3 and 4.

                             SOLICITATION

          The solicitation made pursuant to this proxy
   statement is made on behalf of the Supervisory Committee of the Trust. The costs of the solicitation relating to Proposal 3, and half of such costs relating to Proposals 1 and 2, will be borne by Scudder, Stevens & Clark, Inc.
   ("Scudder").   The remaining costs of the solicitation will
   be borne by the Trust. Scudder is the current investment adviser of the Long-Intermediate Fixed Income Portfolio, the Short-Intermediate Fixed Income Portfolio and the Short-Term Income Fund (formerly the Money Market Portfolio) of the Trust (collectively, the "Income Portfolios"). The solicitation is to be made by officers and employees of the Trust and the Alameda-Contra Costa Medical Association (the "Association") primarily by mail, but may be supplemented by telephone calls, faxes, e-mail, telegrams and personal interviews. The Association is the Administrator of the Trust and, as such, provides administration and accounting services to the Trust.

          THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF
   ITS 1996 ANNUAL REPORT AND 1997 SEMI-ANNUAL REPORT TO ANY UNITHOLDER UPON REQUEST. THE 1996 ANNUAL REPORT WAS MAILED TO UNITHOLDERS ON MARCH 3, 1997, AND THE 1997 SEMI- ANNUAL REPORT WAS MAILED TO UNITHOLDERS ON AUGUST 27, 1997.
   IF YOU NEED AN ADDITIONAL COPY OF EITHER REPORT, REQUESTS MAY BE MADE BY TELEPHONE AT 1-510-654-5383 OR BY USING THE ATTACHED SELF-ADDRESSED POSTAGE-PAID CARD DIRECTED TO:
   ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION, 6230 CLAREMONT AVENUE, OAKLAND, CALIFORNIA 94618.

                  VOTING UNITS AND PRINCIPAL HOLDERS

          The record date for determination of Unitholders
   entitled to vote at the meeting or any adjournment thereof
   (the "Record Date") was September 17, 1997.  The following table sets forth each Proposal, the Portfolio or Portfolios entitled to vote on each Proposal and the number of Units
   outstanding as of the Record Date with respect to each
   Portfolio:
   Proposal                      Unitholders        Units Outstanding
                                 Voting             September 17, 1997
1. Election of Supervisory       All                $ 51,366,893.49
Committee.

2. Ratification of Independent   All                $ 51,366,893.49
Accountants.

3. Approval of investment        Long-Intermediate    369,821.8808
management agreement with        Income Portfolio
Scudder Kemper Investments, Inc.
                                 Short-Intermediate   419,630.6509
                                 Income Portfolio

                                 Short-Term           305,291.9638
                                 Income Fund

4. Approval of investment        International        129,697.9691
management agreement with        Value Equity
Lazard Freres & Co. LLC.         Portfolio

          With respect to Proposals 3 and 4, each Portfolio will vote separately, and each Unitholder will be entitled to one vote for each Unit held. With respect to Proposals 1 and 2, all Units will vote together, not by Portfolio, and each Unitholder will be entitled to one vote for each dollar of net asset value of Units held.

        The following table sets forth information as of
   the Record Date with respect to the beneficial ownership of the Units by all members of the Supervisory Committee and
   executive officers of the Trust and with respect to all
   persons known to the Trust to be the beneficial owners of
   more than 5% of the Units:
                                                        Number or Dollar Value and Percentage of Units <F1>
                                                                   Long-         Short-
                                                               Intermediate  Intermediate   Short-Term    International
Name <F2>                  Position Held <F3> All Portfolios      Income        Income        Income      Value Equity
Robert E. Gwynn, M.D.      Chairman, Chief     1.3%
                           Executive Officer
                           and Committee
                           Member

William N. Guertin         Secretary and         0
                           Committee Member

L. Richard Mello           Treasurer and         0
                           Committee Member

Michael Cohen, M.D.        Committee Member    1.2%                                                        5,000.0000
                                                                                                           3.9%
Klaus R. Dehlinger, M.D.   Committee Member    2.8%            35,077.6910   12,154.3689                  13,572.1303
                                                               9.5%          2.9%                         10.5%
Bruce M. Fisher, M.D.      Committee Member    0.9%

William R. Forsythe, M.D.  Committee Member    0.1%

Albert K. Greenberg, M.D.  Committee Member    0.7%

Robert R. Haumeder, M.D.   Committee Member    0.3%             8,028.6902
                                                                2.2%
Richard Marchick, M.D.     Committee Member    4.4%            19,262.1267   25,189.4234                  13,692.0327
                                                               5.2%          6.0%                         10.6%
Mary Alice Murphy, M.D.    Committee Member    0.03%

Gary S. Nye, M.D.          Committee Member    1.0%                                          3,531.5107
                                                                                             1.2%
Robert J. Oakes, M.D.      Committee Member    0.3%

Richard Rihn, M.D.         Committee Member    0.6%            16,305.6833

All Committee Members
  and Executive Officers
  as a Group (14)

Ralph Baldzikowski, M.D.   None                                                             30,680.5105
                                                                                            10.1%
Norman Ballantine, M.D.    None                                                             16,894.2962
                                                                                            5.5%
Berkeley Urological        None                                                                           13,653.8187
Associates                                                                                                10.5%

Robert Black, M.D.         None                                                             16,019.2376
                                                                                            5.3%
Reed Brockbank, M.D.       None                                              22,614.2410
                                                                             5.4%
William Donald, M.D.       None                                19,845.0439
                                                               5.4%

Stanley Goodman, M.D.      None                                43.382.1311
                                                               11.7%
Roger Hoag, M.D.           None                                              40,310.7544
                                                                             9.6%
Robert Hepps, M.D.         None                                                                            8,755.0223
                                                                                                           6.8%
Ralph Kirk, M.D.           None                                23,504.8003
                                                               6.4%
Raymond Maas, M.D.         None                                              25,455.0246                  19,576.0502
                                                                             6.1%                         15.1%
Harry Mac Dannald, M.D.    None                                                                            8,243.6482
                                                                                                           6.4%
OB/GYN Fertility           None                                28,177.8462   99,889.2216                  13,692.0327
Specialist Medical                                             7.6%          23.8%                        10.6%
Group, Inc.

Joel Piser, M.D.           None                                                                           12,098.4108
                                                                                                          9.3%
Respiratory Medical        None                                                             15,639.6941   13,274.1023
Group, Inc.                                                                                 5.1%          10.2%

Philip Sapunor, M.D.       None                                              28,646.6795
                                                                             6.8%
E. Gregory Thomas, M.D.    None                                19,704.4585
                                                               5.3%
Ruperto R. Visaya, M.D.    None                                                                            7,829.6682
                                                                                                           6.0%
Visaya & Ochoa-Visaya MDs  None                                                                            7,539.7740
                                                                                                           5.8%
Robert Werra, M.D.         None                                                             69,766.0812
                                                                                            22.9%
Robert Werra, M.D., APC    None                                                             75,299.7778
                                                                                            24.7%

<F1>
Unless otherwise indicated, sole voting and investment power and less than 1%.
<F2>
Unless otherwise indicated, all at 6230 Claremont Avenue, Oakland,
CA 94618.
<F3>
Represents total dollar value of units held.

                              PROPOSAL 1

                   ELECTION OF SUPERVISORY COMMITTEE

                           (ALL UNITHOLDERS)

          The Supervisory Committee of the Trust has fixed the authorized number of Committee members of the Trust at
   14. At the special meeting, 14 members of the Supervisory Committee will be elected, to hold office until the next meeting of the Unitholders and until their successors have been elected and qualified, or until they have resigned or otherwise ceased to be Committee members. The nominees listed below, who are the existing members of the Supervisory Committee, have consented to stand for election and to serve if elected. In the unanticipated event that any nominee can not be a candidate for election at the special meeting, then the proxyholders may vote in favor of such substitute nominee as the Supervisory Committee designates, or the Supervisory Committee may reduce the number of Committee members to be elected.

          The following table sets forth certain information
   concerning the nominees for election as members of the
   Supervisory Committee and the executive officers of the
   Trust:
Name and Age                         Position with Trust and            Committee
                                     Principal Occupation <F1>          Member Since
Robert E. Gwynn, M.D. (60) <F2>      Chairman and Chief Executive       1990
                                     Officer of Trust since 1991.
                                     Physician.

William N. Guertin (54) <F2>         Secretary of Trust since 1990.     1990
                                     Executive Director of the
                                     Association.

L. Richard Mello (52) <F2>           Treasurer of Trust since 1990.     1990
                                     Administrator of the Association.

Michael Cohen, M.D. (60)             Physician.                         1997

Klaus R. Dehlinger, M.D. (76) <F2>   Retired Physician.                 1990

Bruce M. Fisher, M.D. (73)           Physician.                         1990

William R. Forsythe, M.D. (66)       Physician.                         1990

Albert K. Greenberg, M.D. (81)       Retired Physician.                 1990

Robert R. Haumeder, M.D. (75)        Retired Physician.                 1990

Richard Marchick, M.D. (63) <F2>     Retired Physician.                 1990

Mary Alice Murphy, M.D. (54)         Physician.                         1997

Gary S. Nye, M.D. (58)               Physician.                         1997

Robert J. Oakes, M.D. (83)           Retired Physician.                 1990

Richard Rihn, M.D. (72)              Physician.                         1990

<F1>
Unless otherwise indicated, all for more than five years.
<F2>
Interested person ("Interested Person") within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of being an officer of the Trust or a 5% owner of one or more of the Portfolios as of the Record Date.

               All members of the Supervisory Committee, other than Messrs. Guertin and Mello, are members of the Association. The Supervisory Committee has no standing audit or nominating committee, or committee performing similar functions. During 1996, the Supervisory Committee held six meetings. Messrs. Guertin and Mello, and Drs. Fisher, Forsythe, Greenberg, Haumeder, and Rihn attended fewer than 75% of these meetings. No compensation is paid by the Trust to any member of the Supervisory Committee or officer of the Trust.

   Vote Required for Approval and Recommendation

               The election of the Committee members requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meeting.

               The Supervisory Committee recommends a vote FOR the election of each of the nominees listed above.

                              PROPOSAL 2

                 RATIFICATION OF INDEPENDENT AUDITORS

                           (ALL UNITHOLDERS)

               At its meeting on January 23, 1997, the Supervisory Committee, including a majority of its members who are not interested persons of the Trust, selected Coopers & Lybrand L.L.P. to act as the independent auditors for the Trust for 1997. Under the 1940 Act, this selection must be submitted to Unitholders for ratification or rejection. It is not expected that a representative of Coopers & Lybrand will be present at the special meeting.

   Vote Required for Approval and Recommendation

               The ratification of the selection of Coopers & Lybrand requires the affirmative vote of a majority of the votes cast in person or by proxy at the special meeting. If the selection of Coopers & Lybrand is not ratified by Unitholders, the Supervisory Committee will take such action as it deems to be in the best interests of the Trust and the Unitholders.

               The Supervisory Committee recommends a vote FOR the ratification of the selection of Coopers & Lybrand as the independent auditors for the Trust for 1997.

                              PROPOSAL 3

                APPROVAL OF A NEW INVESTMENT MANAGEMENT
                    AGREEMENT BETWEEN THE TRUST AND
                   SCUDDER KEMPER INVESTMENTS, INC.

                (UNITHOLDERS OF LONG-INTERMEDIATE FIXED
                 INCOME PORTFOLIO, SHORT-INTERMEDIATE
                 FIXED INCOME PORTFOLIO AND SHORT-TERM
                 INCOME FUND ONLY, VOTING SEPARATELY)

   Introduction

               Scudder, 345 Park Avenue, New York, New York 10154, acts as the investment adviser to each of the Income
   Portfolios pursuant to an Investment Management Agreement dated as of July 24, 1990 (the "Current Scudder Agreement").

               On June 26, 1997, Scudder entered into a
   Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." ZKI, a Chicago-based investment adviser and the adviser to the Kemper funds, has approximately $80 billion under management. The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.

               Consummation of the Transactions would constitute an "assignment," as that term is defined in the 1940 Act, of the Current Scudder Agreement. As required by the 1940 Act, the Current Scudder Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transactions, a new investment management agreement (the "New Scudder Agreement") between the Trust and Scudder Kemper is being proposed for approval by Unitholders of the Income Portfolios.

   Information Concerning the Transactions and Zurich

               Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a defined contribution plan for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder stockholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper. Scudder's name will be changed to Scudder Kemper Investments, Inc.

               The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

               At the closing, Zurich and the other stockholders of Scudder Kemper will enter into a Second Amended and Restated Security Holders Agreement (the "New SHA"). Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the Scudder Kemper board and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and the other two members of the Executive Committee.

               The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director of Scudder; Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

               The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.

               The initial Scudder-designated Executive Committee members of Scudder Kemper will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive
   Committee members will be Messrs. Cheng and Rohrbasser.

               The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting a public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by continuing Scudder stockholders.

               The Transactions are subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI each being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from U.S. registered funds representing at least 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

               Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. The Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

               The information set forth in this proxy statement concerning the Transactions, Scudder Kemper and Scudder has been provided to the Trust by Scudder, and the information set forth in this proxy statement concerning Zurich and ZKI has been provided to the Trust by Zurich.

   Comparison of Existing and New Scudder Agreements

               Scudder has served as the investment adviser for the Income Portfolios since their inception. On April 24, 1997, the Current Scudder Agreement was continued for the period ending April 1, 1998 by the affirmative vote of the Supervisory Committee of the Trust, including a majority of its members who were not parties to the Current Scudder Agreement or Interested Persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Current Scudder Agreement was last approved by a Majority (as defined below) of the Unitholders of the Income Portfolios on July 11, 1991, in accordance with the Trust's undertaking to submit the Current Scudder Agreement to Unitholders for their approval within one year of the initial offering of the Income Portfolios.

               The New Scudder Agreement is appended to this proxy statement as Exhibit A, which has been marked to show changes from the Current Scudder Agreement. The description of the Existing and New Scudder Agreements set forth herein is qualified in its entirety by the provisions of Exhibit A.

               Under the Current Scudder Agreement, Scudder manages the investment and reinvestment of the assets of the Income Portfolios, subject to the direction and control of the Supervisory Committee. Scudder bears all expenses incurred by it in connection with acting as investment adviser to the Income Portfolios other than costs (including taxes and brokerage commissions) of securities purchased for the Income Portfolios, which are borne by the Income Portfolios. Under the New Scudder Agreement, Scudder Kemper will continue to provide all the services, and to bear all the expenses, that have been provided and borne by Scudder under the Current Scudder Agreement.

               Under the Current Scudder Agreement, each of the Income Portfolios pays Scudder a quarterly fee at the annual rate of .50% of the average month-end assets of such Income Portfolio. The Long-Intermediate Fixed Income Portfolio, the Short-Intermediate Fixed Income Portfolio and the Short-Term Income Fund paid Scudder fees totalling $24,145, $27,301 and $12,632, respectively, in the year ended December 31, 1996. The fee schedule under the New Scudder Agreement is identical to the fee schedule under the Current Scudder Agreement.

               The Current Scudder Agreement provides that Scudder can receive research services from brokers executing transactions for the Income Portfolios at commissions higher than another broker might have charged; however, such higher commissions may not be paid unless Scudder determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or Scudder's overall responsibilities to the Income Portfolios. The New Scudder Agreement will contain an identical provision. Such research may benefit Scudder Kemper's management of other clients as well as of the Income Portfolios.

               The Current Scudder Agreement provides that Scudder will not be liable for any loss sustained by the Trust by reason of the adoption of any investment policy by the Supervisory Committee, except that this does not protect Scudder against liability to the Trust or its Unitholders by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason by reckless disregard of its obligations and duties under the Current Scudder Agreement. The New Scudder Agreement contains identical provisions with respect to Scudder Kemper's liability to the Trust and its Unitholders.

               Under the 1940 Act, the Current Scudder Agreement may be continued from year to year only so long as its continuance is approved annually (a) by the vote of a majority of the members of the Supervisory Committee who are not parties to the Current Scudder Agreement or Interested Persons of the Trust or Scudder, cast in person at a meeting called for the purpose of voting on such approval ("Non-Interested Person Approval"), and (b) by the Supervisory Committee or by the vote of a Majority (as defined below) of the outstanding Units. The Current Scudder Agreement is terminable without penalty, on 60 days' written notice, by the vote of the majority of the members of the

   Supervisory Committee, by the vote of a Majority (as defined below) of the outstanding Units, or by Scudder. The Current Scudder Agreement terminates automatically in the event of its assignment. The New Scudder Agreement contains provisions with respect to continuance, termination and assignment of the agreement that are identical to the provisions of the Current Scudder Agreement, except that the New Scudder Agreement clarifies that, as required by the 1940 Act, annual continuance of the New Scudder Agreement requires Non-Interested Person Approval even in a year when such continuance is approved by the Unitholders. The New Scudder Agreement also contains certain non-material technical corrections.

               If approved by the Unitholders, the New Scudder Agreement will become effective upon the later to occur of Unitholder approval and the closing of the Transactions. The New Scudder Agreement will continue in effect until April 1, 1999, and thereafter from year to year, subject to annual approval in accordance with its terms.

   Information Concerning Scudder

               Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

               Scudder is a Delaware corporation. Daniel Pierce <F1> is the Chairman of the Board of Scudder, Edmond D. Villani <F2> is President and Chief Executive Officer of Scudder, and
   Stephen R. Beckwith, <F2> Lynn S. Birdsong, <F2> Nicholas Bratt, <F2>
   E. Michael Brown, <F1> Mark S. Casady, <F1> Linda C. Coughlin, <F1> Margaret D. Hadzima, <F1> Jerard K. Hartman, <F2> Richard A. Holt, <F3> John T. Packard, <F4> Kathryn L. Quirk, <F2> Cornelia M. Small <F2> and Stephen A. Wohler <F1> are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.
               All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R.
   Beckwith, Juris Padegs <F2>, Daniel Pierce, and Edmond D. Villani in their capacity as the representatives of the beneficial owners of such securities (the "Representatives"), pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders'
   Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions.
   All Managing Directors of Scudder own voting and nonvoting stock and all Principals of Scudder own nonvoting stock.

   [FN]
   <F1>
   Two International Place, Boston, Massachusetts.
   <F2>
   345 Park Avenue, New York, New York.
   <F3>
   Two Prudential Plaza, 180 North Stetson, Suite 5400, chicago, Illinois.
   <F4>
   101 California Street, San Francisco, California.

               Directors, officers and employees of Scudder from time to time may enter into transactions with various banks, including the Trust's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Trust relationships.

               As of June 30, 1997, Scudder or an affiliate
   managed in excess of $115 billion in assets for individuals, funds and other organizations.  The following are funds with investments objectives similar to the Income Portfolios, for whom the Investment Manager provided investment management:
                                                                Annual             Assets <F1>
Fund                     Objective                            Management Fee       (000 omitted)
Money Market

Scudder U.S. Treasury    Safety, liquidity, and stability of   0.50% of           $  398,597
         Money Fund      capital and, consistent therewith,    net assets
                         current income.

Scudder Cash Investment  Stability of capital while            0.50% to           $1,430,624
     Trust               maintaining liquidity of capital      $250 million
                         and providing current income          0.45% next
                         from money market securities.         $250 million
                                                               0.40% next
                                                               $500 million
                                                               0.35%
                                                               thereafter <F2>

Scudder Money Market     High level of current income          0.25% of           $   384,509 <F3>
     Series              consistent with preservation of       net assets
                         capital and liquidity by investing
                         in a broad range of short-term
                         money market instruments.

Scudder Government       High level of current income          0.25% of           $    36,795 <F3>
  Money Market Series    consistent with preservation of       net assets
                         capital and liquidity by investing
                         exclusively in obligations issued
                         or guaranteed by the U.S.
                         Government or its agencies or
                         instrumentalities and in certain
                         repurchase agreements.

Income

Scudder Short Term Bond  High level of income consistent       0.60% to           $ 1,468,171
        Fund             with a high degree of principal       $500 million
                         stability through investments         0.50% next
                         primarily in high quality short-      $500 million
                         term bonds.                           0.45% next
                                                               $500 million
                                                               0.40% next
                                                               $500 million
                                                               0.375% next
                                                               $1 billion
                                                               0.35% thereafter

Scudder Income Fund      A high level of income, consistent    0.65% to           $   578,520
                         with the prudent investment of        $200 million
                         capital, through a flexible           0.60% next
                         investment program emphasizing        $300 million
                         high-grade bonds.                     0.55% thereafter

AARP High Quality Money  Current income and liquidity,         0.35% to           $   412,126
     Fund                consistent with maintaining           $2 billion
                         stability and safety of principal,    0.33% next
                         through investment in high            $2 billion
                         quality securities.                   0.30% next
                                                               $2 billion
                                                               0.28% next
                                                               $2 billion
                                                               0.26% next
                                                               $3 billion
                                                               0.25% next
                                                               $3 billion
                                                               0.24% thereafter

<F1>
Assets are shown as of a fund's most recent fiscal year end unless otherwise indicated.
<F2>
Subject to waivers and/or expense limitations.
<F3>
Assets as of July 31, 1997.

   Evaluation of the New Scudder Agreement by the Supervisory
   Committee

          The Supervisory Committee met in person on September 11, 1997 to consider the effect of the Transactions on the Trust and the New Scudder Agreement. At the meeting, the Supervisory Committee referred to, among other information, the written materials provided by Scudder in connection with its review of the Current Scudder Agreement on April 24, 1997. The Supervisory Committee reviewed the additional written information provided by Scudder regarding the Transactions, Scudder Kemper, Zurich and ZKI, and discussed this information with representatives of Scudder who were present at the meeting. The Supervisory Committee also received a separate report from its investment consultant, PaineWebber Incorporated ("PaineWebber").

          In the course of these discussions, Scudder advised the Supervisory Committee that the Transactions are not expected to have a material effect on the operations of the Income Portfolios or on their Unitholders. No material change in investment philosophy, policies or strategies is currently envisioned. Neither the Transaction Agreement nor the New SHA, by its terms, contemplates any changes, other than changes in the ordinary course of business, in the management or operation of Scudder relating to the Income Portfolios, the personnel managing the Income Portfolios or other services provided to and business activities of the Income Portfolios. The Transactions also are not expected to result in material changes in the senior management or personnel of Scudder. Certain senior executives of Scudder, including Mr. Villani, have entered into employment agreements, effective as of the closing of the Transactions, with terms ranging from three to five years.
   Based on the foregoing, Scudder informed the Supervisory Committee that it does not anticipate that the Transactions will cause a reduction in the quality of services provided to the Income Portfolios, or have any adverse effect on Scudder's ability to fulfill its obligations under the New Scudder Agreement or on its ability to operate its businesses in a manner consistent with its current practices.

          The Supervisory Committee was further advised by Scudder that, under the Transaction Agreement, Scudder and ZKI have agreed that they will use their commercially reasonable efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser or its successor. The Supervisory Committee is currently in compliance with this provision of
   Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
   Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transactions. As outlined under "Solicitation" above, Scudder has undertaken to pay certain of the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Trust's Unitholders, as well as other fees and expenses in connection with the Transactions, including the fees and expenses of legal counsel to the Trust.

          In connection with its review of the Transactions and the New Scudder Agreement, the Supervisory Committee took into account a number of factors, including: the nature and quality of past services rendered by Scudder, including the historical performance of the Income Portfolios; the terms of the Current Scudder Agreement and the New Scudder Agreement, including the fees payable thereunder; the benefits accruing to Scudder as a result of its affiliation with the Income Portfolios; assurances from Scudder that there would be no material changes in the investment strategies pursued for the Income Portfolios or in the personnel providing services to the Income Portfolios; the incentives for Scudder personnel to remain with Scudder Kemper; the financial and other resources of Scudder Kemper following the Transactions; the possible benefits of the Transactions to the Income Portfolios; and the agreement by Scudder and Scudder Kemper to pay the expenses incurred by the Trust in connection with the Transactions. Of particular significance to the Supervisory Committee was the expectation that the services to be rendered by Scudder Kemper to the Income Portfolios, and the expenses to be incurred by the Income Portfolios, would remain substantially unchanged as a result of the Transactions.

          Based upon its review, the Supervisory Committee, including a majority of its members who were not Interested
   Persons of Scudder, Scudder Kemper or the Trust, approved the New Scudder Agreement and voted to recommend its approval by the Unitholders.

   Vote Required For Approval And Recommendation

          Approval of the proposed New Scudder Agreement requires the affirmative vote of a majority of the outstanding Units of the Income Portfolios. In accordance with the 1940 Act, a majority of the outstanding Units ("Majority") means the lesser of (1) 67% or more of the Units present at the meeting if the owners of more than 50% of the Units outstanding as of the Record Date are present in person or by proxy, or (2) more than 50% of the outstanding Units determined as of the Record Date. Each Income Portfolio will vote separately on the New Scudder Agreement.

          If Proposal 3 receives the required approval of the Unitholders of an Income Portfolio, and the Transactions are consummated, the New Scudder Agreement will take effect as to such Income Portfolio on the later of such approval or such consummation. If Proposal 3 does not receive the required approval of the Unitholders of an Income Portfolios and the Transactions are consummated, the Current Scudder Agreement will be terminated as to such Income Portfolio, effective on the date of such consummation, and the Supervisory Committee will take such action as it deems to be in the best interests of the Trust and the Unitholders of such Income Portfolio. If, for any reason, the Transactions are not consummated, the New Scudder Agreement will not take effect and Scudder will continue to serve as the investment adviser to the Income Portfolios under the Current Scudder Agreement.

                 The Supervisory Committee recommends that the Unitholders of the Income Portfolios vote FOR Proposal 3.

                                PROPOSAL 4

                  APPROVAL OF A NEW INVESTMENT MANAGEMENT
                  AGREEMENT BETWEEN THE TRUST AND LAZARD

                  (UNITHOLDERS OF THE INTERNATIONAL VALUE
                          EQUITY PORTFOLIO ONLY)

          The Lazard Asset Management Division of Lazard
   Freres & Co. LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, is the investment adviser for the International Value Equity Portfolio of the Trust (the "International Portfolio"). Lazard has served as such since the inception of the International Portfolio under the terms of an Investment Management Agreement dated as of February 28, 1995 (the "Current Lazard Agreement"). On April 24, 1997, the Current Lazard Agreement was continued for the period ending April 1, 1998 by the affirmative vote of the Supervisory Committee of the Trust, including a majority of its members who were not parties to the Current Lazard Agreement or Interested Persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Trust has no record of any formal approval of the Current Lazard Agreement by Unitholders. The purpose of this Proposal is to obtain such approval and to make certain changes to the Current Lazard Agreement.

   Comparison of Existing and New Lazard Agreements

          The form of new agreement with Lazard (the "New Lazard Agreement") is appended to this proxy statement as Exhibit B, which has been marked to show changes from the Current Lazard Agreement. The description of the Existing and New Lazard Agreements set forth herein is qualified in its entirety by the provisions of Exhibit B.

          Under the Current Lazard Agreement, Lazard manages the investment and reinvestment of the assets of the International Portfolio, subject to the direction and control of the Supervisory Committee. Lazard bears all expenses incurred by it in connection with acting as investment adviser to the International Portfolio other than costs (including taxes and brokerage commissions) of securities purchased for the International Portfolio, which are borne by the International Portfolio. Under the New Lazard Agreement, Lazard will continue to provide all the services, and to bear all the expenses, that have been provided and borne by Lazard under the Current Lazard Agreement.

          Under the Current Lazard Agreement, the International Portfolio pays Lazard a quarterly fee at the annual rate of 1.00% of the first $1 million of the average month-end assets of the International Portfolio and .75% on the balance. The International Portfolio paid Lazard fees totalling $9,537 in the year ended December 31, 1996. The fee schedule under the New Lazard Agreement is identical to the fee schedule under the Current Lazard Agreement.

          The Current Lazard Agreement provides that Lazard can receive research services from brokers executing transactions for the International Portfolio at commissions higher than another broker might have charged; however, such higher commissions may not be paid unless Lazard determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or Lazard's overall responsibilities to the International Portfolio. The New Lazard Agreement contains an identical provision. Such research may benefit Lazard's management of other clients as well as of the International Portfolio. The Trust has directed Lazard to have all of the International Portfolio's transactions in registered American Depositary Receipts executed through PaineWebber at commissions not greater than $.06 per share and subject to a minimum of $75 per trade. These commissions are credited, at a rate of 50%, against fees charged by PaineWebber for certain investment consulting services it provides to the Trust. PaineWebber also furnishes research services to Lazard. In the year ended December 31, 1996, the International Portfolio paid $2,011 in commissions to PaineWebber, which represented 90% of the commissions paid by the International Portfolio in such year. For its other clients, Lazard places trades through a variety of brokers, including PaineWebber.

          The Current Lazard Agreement provides that Lazard will not be liable for any loss sustained by the Trust by reason of the adoption of any investment policy by the Supervisory Committee, except that this does not protect Lazard against liability to the Trust or its Unitholders by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Current Lazard Agreement. The New Lazard Agreement contains identical provisions with respect to Lazard's liability to the Trust and its Unitholders.

          Under the 1940 Act, the Current Lazard Agreement may be continued from year to year only so long as its continuance is approved annually (a) by the vote of a majority of the members of the Supervisory Committee who are not parties to the Current Lazard Agreement or Interested Persons of the Trust or Lazard, cast in person at a meeting called for the purpose of voting on such approval ("Non-Interested Person Approval"), and
   (b) by the Supervisory Committee or by the vote of a Majority of the outstanding Units. The Current Lazard Agreement is terminable without penalty, on 60 days' written notice, by the vote of the majority of the members of the Supervisory Committee, by the vote of a Majority of the outstanding Units, or by Lazard. The Current Lazard Agreement terminates automatically in the event of its assignment. The New Lazard Agreement contains provisions with respect to continuance, termination and assignment of the agreement that are identical to the provisions of the Current Lazard Agreement, except that the New Lazard Agreement clarifies that, as required by the 1940 Act, annual continuance of the New Lazard Agreement requires Non-Interested Person Approval even in a year when such continuance is approved by the Unitholders. The New Lazard Agreement also contains certain non-material technical corrections.

          The New Lazard Agreement will become effective immediately upon its approval by the Unitholders. The New
   Lazard Agreement will continue in effect until April 1, 1999, and thereafter from year to year, subject to annual approval in accordance with its terms.

   Information Concerning Lazard

     Lazard commenced business as an investment adviser in 1848 and managed in excess of $50 billion in investments as of
   June 30, 1997.  Lazard acts as an investment adviser or
   subadviser to the following registered investment companies, or portfolios thereof, having a similar investment objective to that of the International Portfolio:
                                   Annual               Assets <F2>
Portfolio                      Management Fee <F1>     (000 omitted)
Lazard International Equity    0.75% of                $ 2,085,392
 Portfolio                     net assets

Lazard International Small     0.75% of                $   146,565
 Cap Portfolio                 net assets

Lazard Emerging Markets        1.00% of                $   279,728
 Portfolio                     net assets

Lazard Global Equity           0.75% of                $    12,513
 Portfolio                     net assets

Fortis International Stock     0.45% to                $    69,693
 Portfolio                     $100 million;
                               0.375%
                               thereafter

Manager's International        0.50% of                $  174,002
 Equity Portfolio              net assets

Target International Equity    0.40% of                $  255,299
 Portfolio                     net assets

Travelers' Series Trust--      0.475% of               $    7,274
 Lazard International Stock    net assets
 Portfolio

<F1>
Lazard has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract.
<F2>
Assets are shown as of June 30, 1997.

          The following table sets forth the name, address and
   principal occupation of the principal executive officer of
   Lazard, the General Members comprising the Management Committee of Lazard, the General Members of Lazard with significant
   management responsibilities relating to the International
   Portfolio, and the General Members with the five largest
   economic interests in Lazard:
                                                                   Principal
Name and Address <F1>               Position                       Occupation
Michel A. David-Weill               Chairman and Chief             Same
                                    Executive Officer; Member
                                    of Management
                                    Committee; General
                                    Member

Steven L. Rattner                   Deputy Chief Executive;        Same
                                    Member of Management
                                    Committee; General
                                    Member

Norman Eig                          Vice Chairman; Member          Same
                                    of Management
                                    Committee; General
                                    Member

Herbert W. Gullquist                Vice Chairman; Member          Same
                                    of Management
                                    Committee; General
                                    Member

Damon Mezzacappa                    Vice Chairman; Member          Same
                                    of Management
                                    Committee; General
                                    Member

Kendrick R. Wilson, III             Vice Chairman; Member          Same
                                    of Management
                                    Committee; General
                                    Member

Steven J. Golub                     Chief Financial Officer;       Same
                                    Member of Management
                                    Committee; General
                                    Member

Melvin Heineman                     Chief Administrative
                                    Officer and Legal Counsel;     Same
                                    Member of Management
                                    Committee; General
                                    Member

John R. Reinsberg                   Managing Director              Same
                                    responsible for
                                    International/Global
                                    Investments; General
                                    Member

Lazard Partners L.P.                General Member                 --

Lazard Groupement d'Interet         General Member                 --
Economique

<F1>
Unless otherwise indicated, all at 30 Rockefeller Plaza, New York, NY 10112.

               By virtue of their positions with Lazard and/or direct or indirect ownership of General Member interests, each of Michael A. David-Weill and Lazard Partners L.P. may be deemed to be a "parent" of Lazard within the meaning of the proxy rules.

               The information set forth in this proxy statement concerning Lazard has been provided to the Trust by Lazard.

   Evaluation of the New Lazard Agreement by the Supervisory
   Committee

               The Supervisory Committee met on September 11, 1997 to consider the New Lazard Agreement. At the meeting, the Supervisory Committee referred to, among other information, the written materials provided by Lazard in connection with its review of the Current Lazard Agreement on April 24, 1997, as well as certain updated materials from Lazard. The Supervisory Committee also received a separate report from its investment consultant, PaineWebber. For a description of certain relationships between Lazard and PaineWebber, see "Comparison of Existing and New Lazard Agreements" above.

               In connection with its review of the New Lazard Agreement, the Supervisory Committee took into account a number of factors, including: the nature and quality of past services rendered by Lazard, including the historic performance of the International Portfolio; the terms of the Current Lazard Agreement and the New Lazard Agreement, including the fees payable thereunder; and the benefits accruing to Lazard as a result of its affiliation with the International Portfolio, including research services received in return for International Portfolio brokerage. Of particular significance to the Supervisory Committee was the fact that the terms of the New Lazard Agreement would remain substantially unchanged.

               Based upon its review, the Supervisory Committee, including a majority of its members who were not Interested
   Persons of Lazard or the Trust, approved the New Lazard
   Agreement and voted to recommend its approval by the Unitholders.

   Vote Required for Approval and Recommendation

               Approval of the proposed New Lazard Agreement requires the affirmative vote of a Majority of the outstanding Units of the International Portfolio. If Proposal 4 does not receive the required approval of the Unitholders, the Supervisory Committee will take such action as it deems to be in the best interests of the Trust and the Unitholders.

               The Supervisory Committee recommends that the
                Unitholders of the International Portfolio
                           vote FOR Proposal 4.

                           UNITHOLDER PROPOSALS

               The Trust is not required and does not intend to hold annual meetings of Unitholders. The next meeting of Unitholders will be held at such time as may be determined by the Supervisory Committee or legally required. Any Unitholder desiring to present a proposal for consideration at the next meeting of Unitholders must submit the proposal in writing so that it is received by the Trust within a reasonable time before the solicitation for such meeting is made and must satisfy all other legal requirements.
                               OTHER BUSINESS

               As of the date of this proxy statement, management of the Trust knows of no business other than as set forth in the Notice of Special Meeting to come before the meeting. If any other business is properly brought before the meeting, or any adjournment thereof, all proxies will be voted in accordance with the best judgment of the proxyholders as to such business.

                                 EXHIBIT A

                      INVESTMENT MANAGEMENT AGREEMENT


          AGREEMENT dated as of [later of Unitholder approval and Transaction closing], between the Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust") and Scudder Kemper Investments, Inc., as an investment manager ("Investment Manager") to manage the Long-Intermediate Fixed Income Portfolio, the Short-Intermediate Fixed Income Portfolio, and the Short-Term Income Fund (the "Portfolios").


                                 RECITALS

          The Trust has been established to provide a satisfactory diversification of investments for various Participating Trusts which are IRAs that are exempt under Section 408(e) of the Internal Revenue Code of 1986, as amended (the "Code"), and that are maintained in conformity with Section 408(a) of the Code, or trusts described in Section 401(a) of the Code that are exempt from taxation under Section 501(a) of the Code and form parts of stock bonus, pension or profit sharing plans;

          The Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end diversified management investment company under the Investment Company Act;

          The Supervisory Committee of the Trust appointed Wells Fargo Bank, N.A. as Custodial Trustee of the Trust, to have custody of the assets of each Portfolio; and

          The Supervisory Committee desires Investment Manager, as an investment manager of the Trust, to manage the investment of the assets of the Portfolios, and the Investment Manager is willing to render such services;

          NOW THEREFORE, in consideration of the mutual covenants and agreements herein, the parties hereto hereby agree as follows:

          Section 1. Defined Terms. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement have the meanings defined in the Declaration of Trust, dated February 9, 1990, establishing the Trust (the "Declaration of Trust").

          Section 2.  Agreement to Act as Investment Manager, Etc.

               (a) Subject to the direction and control of the Supervisory Committee of the Trust, the Investment Manager will manage the investment and reinvestment of the assets of the Portfolios as follows:

               (i)  The Investment Manager will maintain a
                    continuous investment program for the
                    Portfolios;

              (ii) The Investment Manager will determine what securities shall be purchased or sold by the Portfolios;

             (iii) The Investment Manager will arrange for the purchase and sale of securities held in the Portfolios by placing orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in the securities in which the Trust is active;

              (iv) The Investment Manager will determine what portion, if any, of the Portfolios shall be held uninvested; and

               (v)  In connection with the foregoing, the
                    Investment Manager shall be entitled to
                    exercise each and every of the powers with respect to the Portfolios set forth herein and in the Trust's Registration Statement filed with the Commission.

          (b)  Any investment program maintained by the
   Investment Manager under this Agreement shall at all times conform to, and be in accordance with any requirements imposed by: (i) the provisions of the Investment Company Act, Investment Advisers Act, Employee Retirement and Income Security Act of 1974, any rules or regulations in force thereunder, and all other applicable federal and state laws; (ii) the provisions of the Declaration of Trust and the Rules and Procedures of the Supervisory Committee as in effect from time to time; (iii) any policies and determinations of the Supervisory Committee of the Trust as in effect from time to time; and (iv) the investment objectives and policies of the Trust and the Portfolios, as reflected in the Trust's Registration Statement that is filed with the Commission. The Investment Manager shall invest the assets of the Portfolios in the manner provided above and shall diversify the Portfolios as contemplated by the Registration Statement.

          (c) The Investment Manager shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Investment Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy by the Supervisory Committee. Nothing herein contained shall, however, be construed to protect the Investment Manager against any liability to the Trust or the holders of Units issued by the Trust by reason of willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          (d) On occasions when the Investment Manager deems the purchase, sale, or loan of a security to be in the best interest of the Trust as well as other customers, the Investment Manager, to the extent permitted by applicable law, may aggregate the securities to be so purchased, sold or loaned in order to obtain the best execution or lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be the most equitable and consistent with its obligations to the Trust and to such other customers.

          (e) The Investment Manager may cause the Portfolios to pay a broker which provides brokerage and research services to the Investment Manager a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Investment Manager determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Investment Manager's overall responsibilities to the Portfolios.

          (f) The Investment Manager shall maintain books and records with respect to the securities transactions of the Portfolios and shall render to the Supervisory Committee such periodic and special reports as the Supervisory Committee may reasonably request. The Investment Manager shall assist in the preparation of reports to Participating Trusts, to the Commission, and in all audits of the Trust.

          (g)  The Supervisory Committee shall direct the
   Custodial Trustee to keep safely in one or more separate accounts in the name of the Trust all cash and securities of the Trust delivered to the Custodial Trustee by the Investment Manager. All securities held for the Trust that are issued in bearer form may be held by the Custodial Trustee or its agent in that form or in registered form. All securities held for the Trust other than in bearer form shall be registered in the name of any duly appointed and registered nominee of the Custodial Trustee. The Custodial Trustee shall pay for and receive all securities purchased for the Trust. The Custodial Trustee shall make delivery of securities sold by the Trust only upon payment. In connection with any conversion of securities pursuant to their terms, reorganization, recapitalization, redemption in kind, consolidation, merger, change of par value or similar conversion or upon the exercise of subscription, purchase or other similar rights represented by securities, the Custodial Trustee shall exchange securities for other securities or for other securities and cash. The Custodial Trustee shall also collect all income and other payments due with respect to all securities of the Trust and shall present for payment when due all such securities.

     Section 3.  Allocation of Expenses and Compensation of the
   Investment Manager.

          (a) The Investment Manager shall pay all expenses incurred by it in connection with acting as investment adviser, other than costs (including taxes and brokerage commissions) of securities purchased for the Trust. Expenses incurred by the Investment Manager include the costs of statistical and research data, other accounting services, rendering periodic and special reports to the Supervisory Committee and other costs associated with providing investment research and portfolio management.

          (b) The Trust agrees to pay the Investment Manager and the Investment Manager agrees to accept as full compensation for all services rendered by the Investment Manager as such, a fee for its services for each Portfolio established under
   Section 4.1 of the Declaration of Trust at an annual rate of 0.5% of the aggregate fair market value of the assets of such Portfolio. For purposes of this Agreement, the fair market value of the assets of the Portfolio shall be determined on each Valuation Date. Payments of the Investment Manager's fee shall be made quarterly on the relevant Valuation Date.

     Section 4.  Duration, Termination and Amendment.

          (a) This Agreement shall become effective as to the Portfolios as of the date first set forth above . This Agreement shall remain in effect until April 1, 1999, and from year to year thereafter, but only so long as such continuance is approved at least annually (i) by the vote of a majority of the members of the Supervisory Committee who are not parties to this Agreement or "interested persons" of any such party as that term is used in the Investment Company Act and (ii) by the Supervisory Committee or by the vote of a "majority" of the outstanding Units of the Portfolio as that term is used in the Investment Company Act. This Agreement may be terminated, on 60 days prior written notice, as to any Portfolio at any time without the payment of any penalty, by the vote of a majority of the members of the Supervisory Committee, by the vote of a majority of the outstanding Units of such Portfolio, or by the Investment Manager. This Agreement shall automatically and immediately terminate in its entirety in the event of the assignment of this Agreement within the meaning of Section 15(a)(4) of the Investment Company Act.

          (b) No provision of this Agreement may be changed, waived, discharged or terminated as to any Portfolio orally, but only by an instrument in writing signed by the Trust and the Investment Manager and no amendment of this Agreement shall be effective until approved by the vote of a majority of the members of the Supervisory Committee who are not parties to this Agreement or "interested persons" of any such party as that term is used in the Investment Company Act, cast in person at a meeting called for the purpose of voting on such amendment, and, if required by the Investment Company Act, the vote of a majority of the outstanding Units of the Portfolio.

     Section 5. Quarterly Reports. The Investment Manager will prepare and furnish to the Supervisory Committee, at least quarterly, written reports evaluating, analyzing, and approving the Portfolio.

     Section 6. Acknowledgement of Fiduciary. The Investment Manager acknowledges that it is a fiduciary to the extent the Investment Manager exercises control over assets of such trust of each Qualified Plan of which a Participating Trust is a part.

           Section 7.  Governing Law.  This Agreement shall be
   governed by, and construed in accordance with, the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and year first above written.

   ALAMEDA-CONTRA COSTA MEDICAL
                              ASSOCIATION COLLECTIVE INVESTMENT
                              TRUST FOR RETIREMENT PLANS

                              By
                                Chairman, Supervisory Committee

                              SCUDDER KEMPER INVESTMENTS, INC.

                              By
                              Its

                              EXHIBIT B

                      INVESTMENT MANAGEMENT AGREEMENT


          AGREEMENT dated as of [date of Unitholder approval], between the Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust") and Lazard Freres Asset Management Division of Lazard Freres & Co. LLC as an investment manager ("Investment Manager") to manage the International Value Equity Portfolio (the "Portfolio").

                                 RECITALS

          The Trust has been established to provide a satis-factory diversification of investments for various Participating Trusts which are IRAs that are exempt under Section 408(e) of the Internal Revenue Code of 1986, as amended (the "Code"), and that are maintained in conformity with Section 408(a) of the Code, or trusts described in Section 401(a) of the Code that are exempt from taxation under Section 501(a) of the Code and form part of stock bonus, pension or profit sharing plans;

          The Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end diversified management investment company under the Investment
   Company Act of 1940, as amended (the "Investment Company Act");

          The Supervisory Committee of the Trust appointed Wells
   Fargo Bank, N.A. as Custodial Trustee of the Trust, to have custody of the assets of each Portfolio; and

          The Supervisory Committee desires Investment Manager, as an investment manager of the Trust, to manage the investment of the assets of the Portfolio, and the Investment Manager is willing to render such services;

          NOW THEREFORE, in consideration of the mutual covenants and agreements herein, the parties hereto hereby agree as follows:

          Section 1. Defined Terms. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement have the meanings defined in the Declaration of Trust, dated
   February 9, 1990, establishing the Trust (the "Declaration of
   Trust").

          Section 2.  Agreement to Act as Investment Manager,
   Etc.

               (a) Subject to the direction and control of the Supervisory Committee of the Trust, the Investment Manager will manage the investment and reinvestment of the assets of the Portfolio as follows:

                    (i)  The Investment Manager will maintain a
                         continuous investment program for the
                         Portfolio;

                   (ii)  The Investment Manager will determine
                         what securities shall be purchased or
                         sold by the Portfolio;

                  (iii) The Investment Manager will arrange for the purchase and sale of securities held in the Portfolio by placing orders, pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in the securities in which the Trust is active;

                   (iv)  The Investment Manager will determine
                         what portion, if any, of the Portfolio
                         shall be held uninvested; and

                    (v)  In connection with the foregoing, the
                         Investment Manager shall be entitled to
                         exercise each and every of the powers
                         with respect to the Portfolio set forth
                         herein and in the Trust's Registration
                         Statement filed with the Commission.

               (b) Any investment program maintained by the Investment Manager under this Agreement shall at all times conform to, and be in accordance with any requirements imposed by: (i) the provisions of the Investment Company Act, Investment Advisers Act of 1940, as amended, any rules or regulations in force thereunder, and all other applicable federal and state laws; (ii) the provisions of the Declaration of Trust and the Rules and Procedures of the Supervisory Committee as in effect from time to time; (iii) any policies and determinations of the Supervisory Committee of the Trust as in effect from time to time; and (iv) the investment objectives and policies of the Trust and the Portfolio, as reflected in the Trust's Registration Statement that is filed with the Commission. The Investment Manager shall invest the assets of the Portfolio in the manner provided above and shall diversify the Portfolio as contemplated by the Registration Statement.

               (c) The Investment Manager shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Investment Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy by the Supervisory Committee. Nothing herein contained shall, however, be construed to protect the Investment Manager against any liability to the Trust or the holders of Units issued by the Trust by reason of willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

               (d) On occasions when the Investment Manager deems the purchase, sale, or loan of a security to be in the best interest of the Trust as well as other customers, the Investment Manager, to the extent permitted by applicable law, may aggregate the securities to be so purchased, sold or loaned in order to obtain the best execution or lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be the most equitable and consistent with its obligation to the Trust and to such other customers.

               (e)  The Investment Manager may cause the
   Portfolio to pay a broker which provides brokerage and research services to the Investment Manager a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Investment Manager determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Investment Manager's overall responsibilities to the Portfolio.

               (f) The Investment Manager shall maintain books and records with respect to the securities transactions of the Portfolio and shall render to the Supervisory Committee such periodic and special reports as the Supervisory Committee may reasonably request. The Investment Manager shall assist in the preparation of reports to Participating Trusts, to the Commission, and in all audits of the Trust.

               (g) The Supervisory Committee shall direct the Custodial Trustee to keep safely in one or more separate accounts in the name of the Trust all cash and securities of the Trust delivered to the Custodial Trustee by the Investment Manager. All securities held for the Trust that are issued in bearer form may be held by the Custodial Trustee or its agent in that form or in registered form. All securities held for the Trust other than in bearer form shall be registered in the name of any duly appointed and registered nominee of the Custodial Trustee. The Custodial Trustee shall pay for and receive all securities purchased for the Trust. The Custodial Trustee shall make delivery of securities sold by the Trust only upon payment. In connection with any conversion of securities pursuant to their terms, reorganization, recapitalization, redemption in kind, consolidation, merger, change of par value or similar conversion or upon the exercise of the subscription, purchase or other similar rights represented by securities, the Custodial Trustee shall exchange securities for other securities or for other securities and cash. The Custodial Trustee shall also collect all income and other payments due with respect to all securities of the Trust and shall present for payment when due all such securities.

          Section 3. Allocation of Expenses and Compensation of the Investment Manager.

               (a)  The Investment Manager shall pay all
   expenses incurred by it in connection with acting as investment adviser, other than costs (including taxes and brokerage commissions) of securities purchased for the Trust. Expenses incurred by the Investment Manager include the costs of statistical and research data, other accounting services, rendering periodic and special reports to the Supervisory Committee and other costs associated with providing investment research and portfolio management.

               (b)  The Trust agrees to pay the Investment
   Manager and the Investment Manager agrees to accept as full compensation for all services rendered by the Investment Manager as such, a fee for its services for the Portfolio established under Section 4.1 of the Declaration of Trust at an annual rate of 1% of the first $1 million of the aggregate fair market value of the assets of such Portfolio as determined on each Valuation Date, and 75 basis points on the balance. Payments of the Investment Manager's fee shall be made quarterly on the relevant Valuation Date.

          Section 4.  Duration, Termination and Amendment.

               (a) This Agreement shall become effective as to the Portfolio as of the date first set forth above. This Agreement shall remain in effect until April 1, 1999, and from year to year thereafter, but only so long as such continuance is approved at least annually (i) by the vote of a majority of the members of the Supervisory Committee who are not parties to this Agreement or "interested persons" of any such party as that term is used in the Investment Company Act and (ii) by the Supervisory Committee or by the vote of a "majority" of the outstanding Units of the Portfolio as that term is used in the Investment Company Act. This Agreement may be terminated, on 60 days prior written notice, as to any Portfolio at any time without the payment of any penalty by the vote of a majority of the members of the Supervisory Committee, by the vote of a majority of the outstanding Units of such Portfolio, or by the Investment Manager. This Agreement shall automatically and immediately terminate in its entirety in the event of the assignment of this Agreement within the meaning of Section 15(a)(4) of the Investment Company Act.

               (b)  No provision of this Agreement may be
   changed, waived, discharged or terminated as to the Portfolio orally, but only by an instrument in writing signed by the Trust and the Investment Manager and no amendment of this Agreement shall be effective until approved by the vote of a majority of the members of the Supervisory Committee who are not parties to this Agreement or "interested persons" of any such party as that term is used in the Investment Company Act, cast in person at a meeting called for the purpose of voting on such amendment, and, if required by the Investment Company Act, the vote of a majority of the outstanding Units of the Portfolio.

          Section 5. Quarterly Reports. The Investment Manager will prepare and furnish to the Supervisory Committee, at least quarterly, written reports evaluating, analyzing, and approving the Portfolio.

          Section 6.  Change In Membership.  The Investment
   Manager shall notify the Supervisory Committee of any change in its membership within a reasonable time after such change.

          Section 7.  Governing Law.  This Agreement shall be
   governed by, and construed in accordance with, the laws of the State of California.

          Section 8. Non-Exclusive Management. The Trust understands that the Investment Manager and its affiliates may furnish and may continue to furnish investment management and advisory services to others, and that the Investment Manager and its affiliates shall be at all times free, in their discretion, to make recommendations to, and investments for, others which may or may not have an interest in the securities whose purchase and sale the Investment Manager effects for the Portfolio. Actions taken by the Investment Manager on behalf of the Portfolio may be the same as, or different from, actions taken by the Investment Manager on its own behalf or for others and actions taken by the Investment Manager's affiliates, officers, directors, partners, employees of the Investment Manager or its affiliates, the family members of such persons or other investors.

          Section 9.  Conflict of Interest.  The Trust agrees
   that the Investment Manager may refrain from providing any advice or services concerning securities of companies of which any officers, directors, partners or employees of the Investment Manager or any of the Investment Manager's affiliates are officers or directors, or of companies for which the Investment Manager or any of the Investment Manager's affiliates act as financial adviser, investment manager or in any capacity that the Investment Manager deems confidential, unless the Investment Manager determines in its sole discretion that it may appropriately do so. The Trust appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Investment Manager through these relationships cannot be passed on to the Investment Manager or the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and year first above written.

   ALAMEDA-CONTRA COSTA MEDICAL
                              ASSOCIATION COLLECTIVE INVESTMENT
                              TRUST FOR RETIREMENT PLANS



                              By
                                   Chairman, Supervisory Committee



                              LAZARD FRERES & CO. LLC



                              By
                              Its

                 ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION
             COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

                                   PROXY

               I, a holder of Units of the Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust"), revoke any previous proxies and appoint William N. Guertin and L. Richard Mello, and each of them, with full power of substitution, as my proxies to attend the meeting of the Unitholders to be held on October 30, 1997 at 12:00 p.m., at the offices of the Alameda-Contra Costa Medical Association, at 6230 Claremont Avenue, Oakland, California, and any adjournment thereof, and to vote and otherwise represent my Units in the same manner and with the same effect as if I were personally present.

               This proxy will be voted as directed. In the absence of directions, this proxy will be voted FOR the nominees named in Proposal 1 and FOR Proposals 2, 3 and 4.

                             ALL UNITHOLDERS:

          1. Election of the following nominees as members of the Supervisory Committee:

               Robert E. Gwynn, M.D.         Albert K. Greenberg, M.D.
               William N. Guertin            Robert R. Haumeder, M.D.
               L. Richard Mello              Richard Marchick, M.D.
               Michael Cohen, M.D.           Mary Alice Murphy, M.D.
               Klaus R. Dehlinger, M.D.      Gary S. Nye, M.D.
               Bruce M. Fisher, M.D.         Robert J. Oakes, M.D.
               William R. Forsythe, M.D.     Richard Rihn, M.D.

               FOR ALL NOMINEES
               WITHHELD FROM ALL NOMINEES
               FOR ALL NOMINEES, EXCEPT AS NOTED BELOW:
               _____________________________________________________

          2. Ratification of the selection of Coopers & Lybrand as the Trust's independent auditors for 1997.

               FOR __      AGAINST __       ABSTAIN __

               Name:
               Unit Value:  $

          PLEASE VOTE ON ONLY THOSE MATTERS BELOW FOR WHICH YOU
           HOLD UNITS:

          3. Approval of a new investment management agreement between the Trust and Scudder Kemper Investments, Inc.

               LONG-INTERMEDIATE FIXED INCOME PORTFOLIO ONLY:

               FOR __      AGAINST __      ABSTAIN __

               Units:


               SHORT-INTERMEDIATE FIXED INCOME PORTFOLIO ONLY:

               FOR       AGAINST        ABSTAIN

               Units:


               SHORT-TERM INCOME FUND ONLY:

               FOR       AGAINST        ABSTAIN

               Units:


          4. Approval of a new investment management agreement between the Trust and Lazard Freres & Co. LLC.

               INTERNATIONAL VALUE EQUITY PORTFOLIO ONLY:

               FOR __      AGAINST __       ABSTAIN __

               Units:

          I also confer discretionary authority to vote with respect to matters incident to the conduct of the meeting and matters presented at the meeting not known to my proxies at the time of soliciting this proxy.

   Dated: _________ ____,1997

                               (Signature

                               (Print/type name of beneficial owner)


                               (Print/type name of participating trust)

               This proxy is solicited on behalf of the Supervisory Committee of the Trust.


   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED
   ENVELOPE.